Putnam
Money
Market
Fund

ANNUAL REPORT
September 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* "Assets of money market mutual funds broke through the $1 trillion mark for the first time in their 25-year history last week, totaling $1.007 trillion for the period ending August 12. Assets have increased at an average of 45.3 percent a year over the past 20 years, and have increased by $147.2 billion, or 17.1 percent, over the past year alone (August 13, 1996, through August 12, 1997).

                         -- IBC's Money Fund Report, August 22, 1997

* "As always, we continue to focus on superior credit quality and capital preservation above all other goals, since these attributes remain the key reasons investors choose a money market fund such as this one."

                         -- Joanne Driscoll, manager
                            Putnam Money Market Fund

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

12 Portfolio holdings

15 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

In contrast to the somewhat unsettled interest-rate environment that prevailed when Putnam Money Market Fund's management reported to you at the fiscal year's midpoint, stable rates kept fixed-income investors more or less calm during the second half. Ongoing economic strength raised some questions about inflation but current economic data continue to suggest growth slow enough to satisfy the ever vigilant Federal Reserve Board.

I am pleased to introduce your fund's new manager, Joanne M. Driscoll. Joanne joined Putnam in 1995 as a money market credit analyst with the Cash Management Group. She has five years of investment industry experience. In the following report, Joanne reviews the fund's fiscal year that ended on September 30, 1997, and discusses prospects for the fiscal year just begun.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 19, 1997



Report from the Fund Manager
Joanne M. Driscoll

Putnam Money Market Fund's fiscal year concluded much as it began, in an environment marked by solid economic growth, low inflation, and relatively moderate interest rates. In this climate, your fund's conservative investment strategy continued to serve shareholders well. Once again an emphasis on superior quality, capital preservation, and current income enabled the fund to provide a competitive total return while maintaining a stable $1.00 share price.

* ENVIRONMENT OF STEADY GROWTH, LOW INFLATION CONTINUES

The U.S. economy maintained its ongoing strength throughout the fiscal year. While the second quarter gross domestic product (GDP) growth slowed slightly to an annual rate of 3.3% from 4.9% in the first quarter, summer and early fall statistics continued to indicate healthy growth. The index of leading economic indicators rose solidly in July and August, as did retail spending, construction spending, and industrial production. In fact, despite the UPS strike -- when some companies may have slowed output because of nonshipment of parts needed for their production lines -- recent production gains have been vigorous enough to surpass the torrid pace of capacity expansion. Consumer confidence has been rising too, closing in on the 28-year high seen in June.

In the past, economic strength has been a traditional harbinger of higher inflation. The current expansion has not followed suit thus far. Consumer prices -- excluding food and energy costs, which bounce around a lot -- have risen at a scant 2.2% annual rate this year, down from 2.6 % last year. However, there are hints that pressures may be building. Energy prices have moved up and labor markets remain tight with the nation's unemployment rate for the first half of 1997 below 5% for the first time since 1973. These factors, along with the labor-friendly UPS strike settlement, could push up inflation in the months ahead -- and prompt the Federal Reserve Board to tighten short-term interest rates in response.

* MONETARY POLICY STAYS ON HOLD FOR THE MOMENT

While volatility in the financial markets continues to reflect investor sensitivity to inflationary pressures, the Fed has not raised short-term interest rates since its March meeting. In April and May, yields on money market securities rose in expectation of another Fed increase, but the Fed failed to act and money market yields backed down to their current levels near the federal funds target rate. Although the "persistent strength in demand" that Fed officials cited as a key reason for their March interest-rate tightening has continued, this demand has not yet led to rising prices. At subsequent meetings during the period, the Fed found no compelling reason to raise rates again. However, in his October congressional testimony, Fed Chairman Alan Greenspan did warn that the economy was still on "an unsustainable track" and had not slowed enough to eliminate the threat of renewed inflation. It remains to be seen if and when those cautionary words will translate into interest-rate action.

* DURATION-NEUTRAL STRUCTURE LETS FUND PURSUE VALUE AND INCOME OPPORTUNITIES

Given our expectation of higher interest rates sometime in the near future, we have continued to keep the fund in a flexible position. During most of fiscal 1997, this meant holding portfolio duration relatively neutral in order to take advantage of incrementally higher yields as they became available. One such opportunity arose in the spring, just after the Fed raised interest rates at its March meeting.

While Putnam Management did not anticipate another rate increase shortly thereafter, many market participants did, thereby pushing up money market security yields and depressing prices. We took advantage of this situation to capture some extra yield by purchasing some top-quality 9-month and 1-year securities, thus capitalizing on a rate increase that never materialized.

* HIGH-QUALITY FOCUS DRIVES SECURITY SELECTION

Superior quality and preservation of capital remain the hallmarks of your fund's portfolio strategy, and we continue to invest in a wide spectrum of top-quality, traditional money market securities. These include certificates of deposit, bank notes, government agency discount notes, and both conventional and asset-backed commercial paper (debt obligations backed by trade and term receivable, credit cards, or auto loans).

As always, our strict quality standards remained intact throughout the annual period. In selecting investments for the portfolio, we seek securities that are rated by two or more nationally recognized statistical rating organizations and receive at least two ratings within the top two categories. If the security has been rated by only one service, its rating must be within the service's top two categories. If a security is unrated, however, it must be judged by Putnam Management to be of a quality equivalent to that of securities with ratings in the top two categories. At period's end, all portfolio holdings were rated.

* OUTLOOK: HIGHER RATES LIKELY

While many investors seem to be extending their expectations of stable short-term interest rates, Putnam Management believes it is likely that the Fed will move to tighten rates by early 1998. Yes, actual inflation remains quite low, but pressures are certainly building, and the market remains vulnerable to any news of an uptick. With its neutral portfolio duration and conservative, quality-focused investment strategy, this fund remains well positioned for what lies ahead. Should interest rates begin to rise, we will be able to take advantage of higher yields to capture additional income for the fund. In the meantime, we will continue to concentrate on preserving net asset value and maintaining a superior quality portfolio -- which are the chief attributes most investors seek in a money market fund.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/97, there is no guarantee the fund will continue to hold these securities in the future. An investment in this fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that a $1.00 share price will be maintained.

PERFORMANCE COMPARISONS (9/30/97)

                                                                    Current
                                                                    return*
------------------------------------------------------------------------------
Passbook savings account                                            2.00%
------------------------------------------------------------------------------
Taxable money market fund (7-day yield)                             5.04
------------------------------------------------------------------------------
3-month certificate of deposit                                      4.10
------------------------------------------------------------------------------
Putnam Money Market Fund (7-day yield)
------------------------------------------------------------------------------
Class A                                                             5.13
------------------------------------------------------------------------------
Class B                                                             4.63
------------------------------------------------------------------------------
Class M                                                             4.98
------------------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and on bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals.

* Sources: BankBoston (passbook savings), Bank Rate Monitor (3-month CDs), IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Money Market Fund is designed for investors seeking current income consistent with capital preservation, stable principal, and liquidity.

TOTAL RETURN FOR PERIODS ENDED 9/30/97
(most recent calendar quarter)

                           Class A             Class B             Class M
(inception date)          (10/1/76)           (4/27/92)           (12/8/94)
                             NAV             NAV    CDSC             NAV
------------------------------------------------------------------------------
1 year                       5.17%           4.65%  -0.35%          5.01%
------------------------------------------------------------------------------
5 years                     23.33           20.24   18.24          22.40
Annual average               4.28            3.76    3.41           4.13
------------------------------------------------------------------------------
10 years                    70.63           62.56   62.56          68.09
Annual average               5.49            4.98    4.98           5.33
------------------------------------------------------------------------------
Annual average               7.50            6.97    6.97           7.34
(Life of fund)
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/97

                                               Lipper Money         Consumer
                                            Market Fund Average   Price Index
------------------------------------------------------------------------------
1 year                                              4.85%             2.15%
------------------------------------------------------------------------------
5 years                                            22.82             14.08
Annual average                                      4.20              2.67
------------------------------------------------------------------------------
10 years                                           69.93             40.17
Annual average                                      5.44              3.43
------------------------------------------------------------------------------
Annual average                                      7.55              5.02
(Life of fund)
------------------------------------------------------------------------------

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Performance data represent past results and are not indicative of future returns. Investment returns will fluctuate. An investment in the fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share. The fund's holdings do not match those in the Lipper Average.

Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the higher operating expenses applicable to such shares. One-, five- (when available) and life of fund returns for Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/97

                                 Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)              12              12              12
------------------------------------------------------------------------------
Income                          $0.050511       $0.045509       $0.049019
------------------------------------------------------------------------------
   Total                        $0.050511       $0.045509       $0.049019
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current 7-day yield*                 5.13%           4.63%           4.98%
------------------------------------------------------------------------------
Current 30-day yield*                5.15            4.65            5.00
------------------------------------------------------------------------------

* The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no initial sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund's class A shares into another fund may involve a sales charge, however.

Class B shares generally are fund shares purchased with no initial sales charge but subject to a contingent deferred sales charge (CDSC) upon redemption. However, class B shares of your fund can be acquired only through exchange of class B shares from another fund or purchased by certain systematic plan shareholders. A contingent deferred sales charge is a charge applied at the time of redemption of class B shares and assumes redemption at the end of the period. The CDSC schedule will vary depending on whether the shares were acquired through exchange or through a systematic investment plan purchase. Consult your prospectus for details.

Class M shares generally have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption. In the case of your fund, which has no initial sales charge, exchange of your fund's class M shares into another fund may involve a sales charge, however.

COMPARATIVE BENCHMARKS

Lipper Money Market Fund Average, used for performance comparison purposes, is an arithmetic average of the total return of all money market mutual funds tracked by Lipper Analytical Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper average. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants

To the Trustees and Shareholders of
Putnam Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Money Market Fund (the "fund") at September 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
November 7, 1997



Portfolio of investments owned
September 30, 1997


COMMERCIAL PAPER (71.9%) *                                                     MATURITY
PRINCIPAL AMOUNT                                                               DATE                 VALUE

DOMESTIC (47.8%) *
------------------------------------------------------------------------------------------------------------
    $27,500,000  AC Acquisition Holding Company 5.52s                          10/29/97       $   27,377,717
     25,000,000  American Home Products 5 1/2s                                 10/22/97           24,915,972
     30,000,000  Asset Securitization Co-op Corp. 5.54s                         12/3/97           29,704,533
     20,000,000  Bank of America Corp. 5.55s                                     2/3/98           19,611,500
     25,000,000  Bank of America FSB 5.52s                                      10/8/97           24,969,333
     25,000,000  Chase Manhattan Bank Corp. 5.68s                               12/2/97           24,751,500
     20,000,000  Chevron Transport Corp. 5.52s                                 11/19/97           19,846,667
     50,000,000  Corporate Asset Funding Co. Inc. 5.51s                        10/15/97           49,885,208
     35,000,000  Corporate Asset Funding Co. Inc. 5 1/2s                       10/21/97           34,887,708
     15,000,000  Corporate Receivables Corp. 5.55s                             10/29/97           14,932,938
     25,000,000  Corporate Receivables Corp. 5.54s                              12/4/97           24,749,931
     35,000,000  Corporate Receivables Corp. 5.53s                             11/17/97           34,741,933
     25,000,000  Corporate Receivables Corp. 5.52s                             11/14/97           24,827,500
     31,000,000  Delaware Funding Corp. 5.52s                                   10/6/97           30,971,480
     35,000,000  Delaware Funding Corp. 5.52s                                   10/2/97           34,989,267
     35,000,000  Falcon Asset Securitization Corp. 5.52s                       11/25/97           34,699,467
     35,000,000  Ford Motor Credit Corp. 5 1/2s                                 10/2/97           34,989,306
     40,000,000  General Electric Capital Corp. 5.69s                          11/10/97           39,740,789
     30,000,000  General Electric Capital Corp. 5.54s                          11/12/97           29,801,483
     20,000,000  General Motors Acceptance Corp. 5.55s                          10/8/97           19,975,333
     35,000,000  General Motors Acceptance Corp. 5.54s                         10/15/97           34,919,208
     25,000,000  General Motors Acceptance Corp. 5.54s                         10/14/97           24,946,139
     20,000,000  General Motors Acceptance Corp. 5.54s                         10/10/97           19,969,222
     30,000,000  GTE Funding Inc. 5.52s                                        10/14/97           29,935,600
     50,000,000  Household Finance Corp. 5.52s                                 10/22/97           49,822,784
     30,000,000  Merrill Lynch & Co, Inc. 5.68s                                11/18/97           29,768,067
     20,000,000  Merrill Lynch & Co. Inc. 5.6s                                  10/8/97           19,975,111
     30,000,000  Merrill Lynch & Co. Inc. 5.54s                                 11/4/97           29,838,417
     30,000,000  Morgan (J.P.) & Co. 5.52s                                     10/14/97           29,935,600
     35,000,000  National Rural Utilities Cooperative
                   Finance Corp. 5.54s                                          2/17/98           34,245,944
     24,000,000  National Rural Utilities Cooperative
                   Finance Corp. 5.51s                                         10/20/97           23,926,533
     26,000,000  Preferred Receivable Fundings Corp. 5 5/8s                     10/9/97           25,963,438
     23,400,000  Preferred Receivable Fundings Corp. 5.53s                     10/28/97           23,299,354
     51,300,000  Preferred Receivable Fundings Corp. 5 53s                      10/7/97           51,244,838
     30,000,000  Safeco Credit Company 5.61s                                   10/23/97           29,892,475
     25,000,000  Sears Roebuck Acceptance Corp. 5.55s                          11/14/97           24,826,564
     35,000,000  Sears Roebuck Acceptance Corp. 5.54s                          10/30/97           34,838,417
     30,000,000  Sears Roebuck Acceptance Corp. 5.52s                          10/23/97           29,894,200
     20,000,000  Sheffield Receivables Corp. 5.57s                              11/3/97           19,894,789
     25,000,000  Sheffield Receivables Corp. 5.56s                             10/24/97           24,907,333
     15,000,000  Sheffield Receivables Corp. 5.54s                             10/16/97           14,963,067
     25,000,000  Sheffield Receivables Corp. 5.53s                             10/21/97           24,919,364
     14,000,000  Sheffield Receivables Corp. 5.52s                              10/1/97           13,997,853
     19,000,000  USAA Capital Corp. 5.55s                                       10/8/97           18,976,567
                                                                                              --------------
                                                                                              $1,245,270,449

FOREIGN (24.1%) *
------------------------------------------------------------------------------------------------------------
     15,000,000  Abbey National PLC 5.7s (United Kingdom)                      10/10/97       $   14,976,250
     20,000,000  Abbey National PLC 5.51s (United Kingdom)                     12/23/97           19,742,867
     26,620,000  Abbey National North America Corp. DCP 5.53s
                   (United Kingdom)                                             1/14/98           26,186,552
     20,000,000  Banco Credito National (Barclays (LOC)) 5.55s
                   (United Kingdom)                                              1/8/98           19,691,667
     20,000,000  Banco Nacional de Mexico (Barclays (LOC)) 5.54s
                   (United Kingdom)                                            11/25/97           19,827,644
     25,000,000  Canadian Imperial Bank Of Commerce 5.49s
                   (Canada)                                                    10/22/97           24,916,003
     28,000,000  Cemex S.A. (Credit Suisse First Boston(LOC)) 5.52s
                   (Switzerland)                                                11/6/97           27,841,147
     20,000,000  Chevron UK Investment PLC 5.51s
                   (United Kingdom)                                             10/1/97           19,996,939
     20,700,000  Contifinancial Corp. (Dresdner Bank AG (LOC)
                   5.56s (Germany)                                              2/26/98           20,223,647
     16,061,000  Corporacion Andina de Fomento (Barclays (LOC))
                   5.65s (United Kingdom)                                       10/2/97           16,055,959
     25,000,000  Credit Suisse First Boston 5.54s (Switzerland)                 10/7/97           24,973,069
     16,000,000  Credit Suisse First Boston 5.52s (Switzerland)                10/20/97           15,950,933
     30,000,000  Den Danske Bank 5.7s (Denmark)                                11/19/97           29,762,500
     30,000,000  Den Danske Corporation Inc. 5.575s (Denmark)                   2/13/98           29,368,167
     40,000,000  Deutsche Bank Financial Inc. 5.51s (Germany)                   10/3/97           39,981,633
     50,000,000  Glencore Finance Services (Union Bank (LOC))
                   5.56s (Switzerland)                                           2/4/98           29,875,575
     25,000,000  Glencore Finance Services (ABN AMRO Bank NV
                   (LOC)) 5.53s (Netherlands)                                   1/30/98           24,531,486
     35,000,000  Glencore Finance Services (ABN AMRO Bank NV
                   (LOC)) 5.53s (Netherlands)                                  11/13/97           49,019,278
     30,000,000  Glencore Finance Services (Union Bank (LOC))
                   5.53s (Switzerland)                                         10/27/97           34,763,439
     17,500,000  Lloyds Bank PLC 5.55s (United Kingdom)                          1/7/98           17,232,906
     25,000,000  National Australia Funding 5 1/2s (Australia)                  10/6/97           24,977,083
     24,000,000  PEMEX Capital, Inc. (Credit Suisse First Boston
                   (LOC)) 5.68s (Switzerland)                                   10/9/97           23,965,920
     30,000,000  Svenska Handelsbanken 5.74s (Sweden)                          10/17/97           29,918,683
     20,000,000  Svenska Handelsbanken 5.53s (Sweden)                          11/12/97           19,867,894
     25,000,000  Svenska Handelsbanken 5.52s (Sweden)                          10/14/97           24,946,333
                                                                                              --------------
                                                                                              $  628,593,574
                                                                                              --------------
                 Total Commercial Paper (cost $1,873,864,023)                                 $1,873,864,023

CERTIFICATES OF DEPOSIT (15.9%) *                                              MATURITY
PRINCIPAL AMOUNT                                                               DATE           VALUE
------------------------------------------------------------------------------------------------------------
    $23,000,000  Abbey National PLC 6.05s (United Kingdom)                       6/8/98       $   22,995,966
     30,000,000  ABN AMRO Bank NV 6.15s (Netherlands)                           5/11/98           29,991,155
     40,000,000  Bank Of Nova Scotia 5.87s (Canada)                            11/19/97           39,998,259
     20,000,000  Banque Nationale De Paris 5.61s (France)                      12/29/97           20,000,492
     25,000,000  Bayerische Vereinsbank AG 5.85s (Germany)                     11/12/97           25,008,104
     30,000,000  Canadian Imperial Bank of Commerce 5.8s
                   (Canada)                                                      3/2/98           29,996,329
     30,000,000  Deutsche Bank 6.21s (Germany)                                  4/20/98           30,027,303
     30,000,000  National Westminster Bank PLC 5.685s
                   (United Kingdom)                                             2/27/98           29,996,997
     20,000,000  Royal Bank Of Canada 5.94s (Canada)                            6/25/98           20,005,447
     70,000,000  Societe Generale 5 7/8s (France)                              11/24/97           70,002,579
     20,000,000  Societe Generale 5.63s (France)                               12/31/97           19,998,242
     35,000,000  Westdeutsche Landesbank Giroz 5.66s (Germany)                  10/9/97           35,004,369
     40,000,000  Westpac Banking Corp. 5.97s (Australia)                        8/13/98           39,990,001
                                                                                              --------------
                 Total Certificates of Deposit (cost $413,015,243)                            $  413,015,243

BANK NOTES (4.0%) *                                                            MATURITY
PRINCIPAL AMOUNT                                                               DATE           VALUE
------------------------------------------------------------------------------------------------------------
    $25,000,000  Bank of America NT & SA 5.9s                                    3/4/98       $   24,992,825
     30,000,000  First National Bank of Boston 5.65s                            11/5/97           30,000,000
     25,000,000  Morgan Guaranty Trust CO. 5.965s                               6/22/98           24,991,593
     25,000,000  Northern Trust Corporation 5.95s                               6/24/98           24,988,000
                                                                                              --------------
                 Total Bank Notes (cost $104,972,418)                                         $  104,972,418

SHORT-TERM INVESTMENTS (4.2%)
PRINCIPAL AMOUNT                                                                              VALUE
------------------------------------------------------------------------------------------------------------
    $33,363,000  Interest in $150,000,000 joint discount commercial paper with New Center Asset Trust, effective
                   yield of 6.5%, October 1, 1997                                             $   33,363,000
     74,688,000  Interest in $75,000,000 joint discount commercial paper with Bayerische Vereinsbank AG, effective
                   yield of 6.45%, October 1, 1997                                                74,688,000
                                                                                              --------------
                 Total Short-Term Investments (cost $108,051,000)                             $  108,051,000
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $2,499,902,684) ***                                   2,499,902,684
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $2,603,610,091.

*** The aggregate identified cost on a tax basis is the same.

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
September 30, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                                $2,499,902,684
---------------------------------------------------------------------------------------------------
Cash                                                                                          6,442
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                           10,655,209
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  117,790,352
---------------------------------------------------------------------------------------------------
Total assets                                                                          2,628,354,687

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       395,398
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                               21,353,200
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              2,141,060
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  370,316
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               30,911
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  8,581
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      196,720
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      248,410
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        24,744,596
---------------------------------------------------------------------------------------------------
Net assets                                                                           $2,603,610,091

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Note 4)                                                             $2,603,610,091
---------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class A share
($2,134,223,127 divided by 2,134,223,127 shares) *                                            $1.00
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($410,885,364 divided by 410,885,364 shares)**                                                $1.00
---------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class M share
($58,501,600 divided by 58,501,600 shares)*                                                   $1.00
---------------------------------------------------------------------------------------------------

 * Offered at net asset value.
** Class B shares are available only by exchange of class B shares from other Putnam funds and to certain systematic investment plan investors.
   For investors who acquired class B shares through an exchange, the applicable contingent deferred sales charge will depend upon the fund which you exchanged.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended September 30, 1997

Interest income:                                                                      $146,791,603
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         8,460,127
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           5,217,297
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          72,547
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            31,315
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    2,348,283
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       69,211
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     92,115
--------------------------------------------------------------------------------------------------
Registration fees                                                                          449,622
--------------------------------------------------------------------------------------------------
Auditing                                                                                    46,583
--------------------------------------------------------------------------------------------------
Legal                                                                                       54,982
--------------------------------------------------------------------------------------------------
Postage                                                                                    213,814
--------------------------------------------------------------------------------------------------
Other                                                                                      465,955
--------------------------------------------------------------------------------------------------
Total expenses                                                                          17,521,851
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (1,307,981)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            16,213,870
--------------------------------------------------------------------------------------------------
Net investment income                                                                  130,577,733
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $130,577,733
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                                         Year ended September 30
                                                                                 -------------------------------------
                                                                                               1997               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $  130,577,733     $   88,858,794
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    130,577,733         88,858,794
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
   From net investment income
      Class A                                                                          (106,719,970)       (71,786,456)
----------------------------------------------------------------------------------------------------------------------
      Class B                                                                           (21,583,487)       (16,189,187)
----------------------------------------------------------------------------------------------------------------------
      Class M                                                                            (2,274,276)          (883,151)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       476,931,642        672,064,983
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            476,931,642        672,064,983

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                     2,126,678,449      1,454,613,466
----------------------------------------------------------------------------------------------------------------------
End of year                                                                          $2,603,610,091     $2,126,678,449
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              For the eleven
Per-share                                                                                       months ended      Year ended
operating performance                                      Year ended September 30                  Sept. 30      October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994            1993
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                              $.0505           $.0507           $.0521           $.0299          $.0246
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               .0505            .0507            .0521            .0299           .0246
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                               $(.0505)         $(.0507)         $(.0521)         $(.0299)        $(.0246)
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            5.17             5.19             5.33             3.03 *          2.49
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $2,134,223       $1,659,288       $1,189,640       $1,101,171        $586,920
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .57              .57              .62              .58 *           .70
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.06             5.00             5.23             3.03 *          2.48
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).



Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              For the eleven
Per-share                                                                                       months ended      Year ended
operating performance                                       Year ended September 30             September 30      October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                              $.0455           $.0457           $.0469           $.0251           $.0195
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               .0455            .0457            .0469            .0251            .0195
------------------------------------------------------------------------------------------------------------------------------------
 Total distributions                             $(.0455)         $(.0457)          $(.0469)         $(.0251)         $(.0195)
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            4.65             4.67             4.80             2.54 *           1.98
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $410,885         $438,316         $256,533         $194,187          $22,777
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.07             1.07             1.12             1.03 *           1.20
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.57             4.51             4.75             2.77 *           1.98
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).



Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               For the period
Per-share                                                                                                        Dec. 8, 1994+
operating performance                                                                Year ended September 30       to Sep. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $.0490           $.0490           $.0434
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                 .0490            .0490            .0434
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                 $(.0490)         $(.0490)         $(.0434)
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                              5.01             5.02             4.43 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                      $58,502          $29,075           $8,440
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                               .72              .72              .67 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              4.92             4.82             4.29 *
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
September 30, 1997

Note 1
Significant accounting policies

Putnam Money Market Fund (the "fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks current income consistent with preservation of capital and maintenance of liquidity. The fund achieves its objective by investing in a portfolio of high-grade short-term obligations. The fund may invest up to 100% of its assets in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit industries.

The fund offers class A, class B and class M shares. Each class of shares is sold without a front-end sales charge. Class B shares are offered only in exchange for class B shares of other Putnam funds, or purchased certain systematic investment plans. Shareholders who acquired class B shares through an exchange are subject to the same contingent deferred sales charge schedule as the fund from which they were exchanged. Class B shares, which convert to class A shares after approximately eight years, pay an ongoing distribution fee, and are subject to a contingent deferred sales charge if the shares are redeemed within six years of purchase (including any holding period of the shares in other Putnam funds). Class M shares pay an ongoing distribution fee lower than class B shares but are not subject to a contingent deferred sales charge.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Security transactions Security transactions are accounted for on the trade date ( date the order to buy or sell is executed).

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

E) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends (and distributions of realized gains, if any) are recorded daily by the fund and are distributed monthly to the shareholders.

F) Amortization of bond premium and accretion of bond discount Premiums and discounts from purchases of short-term investments are amortized/accreted using the straight line method.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.50% of the first $100 million of average net assets, 0.40% of the next $100 million, 0.35% of the next $300 million, 0.325% of the next $500 million, and 0.30% of any amount over $1 billion.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1997, fund expenses were reduced by $1,307,981 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $2,232 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.75% and 1.00% of the average net assets attributable to class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.50% and 0.15% of the average net assets attributable to class B and class M shares, respectively.

For the year ended September 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received $1,667,220 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. These charges apply to certain shares that have been exchanged from other Putnam funds. For the year ended September 30, 1997, Putnam Mutual Funds Corp., acting as underwriter, received no monies on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended September 30, 1997, purchases and sales (including maturities) of investment securities (all short-term obligations) aggregated $59,992,782,988 and $59,564,604,104, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                        Year ended
                                       September 30
------------------------------------------------------------
Class A                                1997             1996
------------------------------------------------------------
Shares sold                  15,480,603,384    8,637,001,040
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                   101,004,236       67,453,247
------------------------------------------------------------
                             15,581,607,620    8,704,454,287

Shares
repurchased                  (15,106,672,041  (8,234,806,321)
------------------------------------------------------------
Net increase                    474,935,579      469,647,966
------------------------------------------------------------

                                        Year ended
                                       September 30
------------------------------------------------------------
Class B                                1997             1996
------------------------------------------------------------
Shares sold                   2,550,729,879    2,160,995,082
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    19,704,929       14,670,593
------------------------------------------------------------
                              2,570,434,808    2,175,665,675

Shares
repurchased                  (2,597,865,336)  (1,993,883,218)
------------------------------------------------------------
Net increase
(decrease)                      (27,430,528)     181,782,457
------------------------------------------------------------

                                        Year ended
                                       September 30
------------------------------------------------------------
Class M                                1997             1996
------------------------------------------------------------
Shares sold                     431,207,895      133,711,096
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     2,183,663          845,150
------------------------------------------------------------
                                433,391,558      134,556,246

Shares
repurchased                    (403,964,967)    (113,921,686)
------------------------------------------------------------
Net increase                     29,426,591       20,634,560
------------------------------------------------------------



Federal tax information

(Unaudited)

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Diversified Equity Trust
Europe Growth Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund *
International New Opportunities Fund
Investors Fund
New Opportunities Fund +
OTC & Emerging Growth Fund [DBL. DAGGER]
Vista Fund
Voyager Fund
Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Growth and Income Fund II
International Growth and Income Fund
New Value Fund
Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Diversified Income Trust II
Federal Income Trust
Global Governmental Income Trust
High Yield Advantage Fund
High Yield Total Return Fund
High Yield Trust +
Income Fund
Money Market Fund **
Intermediate U.S. Government
Income Fund
Preferred Income Fund
U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund**
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE [SECTION MARK] FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

             * Formerly Overseas Growth Fund

             + Closed to new investors. Some exceptions may apply. Contact
               Putnam for details.

 [DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

            ** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

William F. McGue
Vice President

Joanne M. Driscoll
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.

PUTNAM INVESTMENTS
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

AN039-36838   11/97